EXHIBIT 10.5

STOCK SUBSCRIPTION AGREEMENT

The undersigned hereby agrees to subscribe for shares of Common Stock, $0.001 par value (“Common Stock”), in Stream Flow Media, Inc., a Colorado corporation (“Company”).  The purchase price is fixed at one-cent (US$0.01) per share of Common Stock.  In subscribing to these shares, the undersigned hereby acknowledges and agrees to the following:

•

I and/or my attorney have had the opportunity to review the Offering Prospectus and Registration Statement on Securities and Exchange Commission (“SEC”) Form S-1;

•

There is currently no market for the shares of Common Stock and that a market may never develop for the shares of Common Stock;

•

Accepted payment methods include wire transfer, certified funds or check.  The full amount due to the Company shall be the number of shares subscribed times the purchase price of one-cent (US$0.01) per share (shares subscribed X $0.01 = purchase price); and

The Company retains the right to accept or reject my subscription in whole or in part, for any reason or for no reason.  Subscriptions for securities will be accepted or rejected within two (2) business days after received by the Company.

(Please Type or Print Clearly)

Number of Shares Subscribed:

Registered Name of Stockholder:

Address of Record:

Social Security Number:

____________________________________________

Signature of Subscriber

Accepted on the _____

 of _________

, 2014 by:

____________________________________________

Authorized Officer Signature